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                                                                    Exhibit 99.2

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT is made as of the 14th day of December, 2001, by and between Inverness Medical Innovations, Inc. (the "Company"), a corporation organized under the laws of the state of Delaware, with its principal offices at 51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453, and the investors whose names and addresses are set forth on the signature pages hereof (the "Investors").

         IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Investors agree as follows:

SECTION 1. AUTHORIZATION OF SALE OF THE SHARES. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 2,666,667 shares of Series A Convertible Preferred Stock, par value $.001 per share, of the Company (the "Shares"). The rights and privileges of the Series A Convertible Preferred Stock are described in the Certificate of Designation, Preferences and Rights attached hereto as EXHIBIT A (the "Certificate of Designation").

SECTION 2. AGREEMENT TO SELL AND PURCHASE THE SHARES. At each Closing (as defined in Section 3), the Company will sell to each Investor participating in such Closing the number of Shares set forth on the signature page executed by such Investor and accepted by the Company, and each such Investor will purchase such number of Shares from the Company, upon the terms and conditions hereinafter set forth, at the purchase price set forth on such Investor's signature page. The obligations of each Investor under this Agreement, and all representations, warranties and covenants made by such Investor herein, shall be several and not joint.

SECTION 3. CLOSINGS.

         3.1 INITIAL CLOSING; ESCROW. The initial closing of the purchase and sale of the Shares (the "Initial Closing") shall occur simultaneously with the closing of the Acquisition (as defined in Section 4.12) (the "Initial Closing Date"). Prior to the Initial Closing Date, each Investor shall deliver to Foley, Hoag & Eliot LLP, counsel to the Company (the "Escrow Agent"), a signature page to this Agreement, executed by such Investor, and the full purchase price for the Shares such Investor is purchasing. The Company shall cause the Escrow Agent to hold each Investor's purchase price in escrow pending the closing of the Acquisition, whereupon such purchase price shall be delivered to the Company. Each Investor acknowledges and agrees that the Company will instruct the Escrow Agent to convert, and that the Escrow Agent will convert, the funds held in escrow into British Pounds Sterling prior to the Initial Closing Date. In the event that the closing of the Acquisition shall not have occurred on or before December 31, 2001 (the "Escrow Termination Date"), the Company shall arrange for the conversion of any escrow funds held in British Pounds Sterling into U.S. Dollars and cause the Escrow Agent to return to each Investor the amount held by the Escrow Agent which is attributable to such Investor's payment of such purchase price, without interest thereon. Each Investor acknowledges and agrees that the Company shall be responsible for returning the full amount of such Investor's purchase price and shall be solely responsible for any diminution in value resulting from the currency conversion of

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the escrow funds. Each Investor further acknowledges and agrees that the Escrow
Agent shall have no liability for any such conversion effected in accordance with the instructions of the Company or otherwise in connection with the escrow arrangements. The Company may from time to time, in its sole discretion, extend the Escrow Termination Date to a date not later than January 31, 2002.

         3.2 ADDITIONAL CLOSINGS. The Investors and the Company agree that one or more additional closings (each an "Additional Closing," collectively the "Additional Closings," and together with the Initial Closing, each a "Closing" and collectively the "Closings") may be held on or before April 15, 2002. At any such Additional Closing, the Company may issue and sell for cash (except as provided in the following sentence) up to the aggregate amount of Shares not issued, sold and purchased at the Initial Closing or any prior Additional Closings to one or more investors who execute and deliver to the Company a signature page for this Agreement which is accepted by the Company (each an "Additional Investor" and collectively the "Additional Investors"). In addition, in the event that holders of the Company's subordinated promissory notes issued on or about the date of this Agreement (the "Subordinated Notes") elect to convert such Subordinated Notes into Shares in accordance with the terms of such Subordinated Notes, such holders shall acquire such Shares at an Additional Closing and shall be deemed to be Additional Investors hereunder. The terms "Investor" and "Investors" herein shall be deemed to include such Additional Investors. Any Additional Closing shall be held at such times and dates as may be specified by the Company and the Additional Investors purchasing Shares at such Additional Closing.

         3.3 DELIVERY OF THE SHARES AT THE CLOSINGS. At each Closing, the Company will issue to the Investors participating in such Closing one or more stock certificates registered in the name of such Investors, or in such nominee name(s) as designated by such Investors in writing, representing the Shares being purchased by such Investors. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as APPENDIX I. The Company's obligation to complete the purchase and sale of the Shares being purchased hereunder and deliver such stock certificate(s) to the Investors at each Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds (or original Subordinated Notes) in the full amount of the purchase price for the Shares being purchased at such Closing; and (b) the accuracy in all material respects of the representations and warranties made by the Investors participating in such Closing and the fulfillment of those undertakings of such Investors to be fulfilled prior to or at such Closing. The obligation of the Investors participating in each Closing to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the accuracy in all material respects of the representations and warranties made by the Company herein as of the date of such Closing and the fulfillment of those undertakings of the Company to be fulfilled prior to or at such Closing.

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, the Investors as follows:

         4.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and the Company

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is in good standing in each other jurisdiction in which qualification is required, except where the failure to be so qualified will not have a Material Adverse Effect, as defined in Section 4.4.

         4.2 AUTHORIZED CAPITAL STOCK. The authorized capital stock of the Company consists of 50,000,000 shares of common stock, $.001 par value per share ("Common Stock"), and 5,000,000 shares of preferred stock, $.001 par value per share ("Preferred Stock"), 2,666,667 of which have been designated as Series A Convertible Preferred Stock. The number of shares of Preferred Stock, Common Stock and all subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire equity securities of the Company issued and outstanding on the Initial Closing Date are as set forth on SCHEDULE 4.2 hereto. The issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities.

         4.3 ISSUANCE, SALE AND DELIVERY OF THE SHARES. The Shares being purchased hereunder have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. No preemptive rights or other rights of any stockholder of the Company to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein. The Company's issuance of the Shares shall be in compliance with all applicable federal and state securities laws.

         4.4 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE AGREEMENTS. The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not violate any provision of the organizational documents of the Company. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company pursuant to the terms or provisions of, or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected and in each case which individually or in the aggregate would have a material adverse effect on the condition (financial or otherwise), properties, business, prospects, or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with all federal and state securities laws applicable to the

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offering and sale of the Shares. Upon its execution and delivery, and assuming the valid execution thereof by the Investors, this Agreement will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4.5 GOOD STANDING OF SUBSIDIARIES. Each of the Company's subsidiaries has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as conducted and as proposed to be conducted, and is duly qualified and is in good standing as a foreign corporation in each jurisdiction in which such qualification is required, except where the failure to be so qualified will not have a Material Adverse Effect. All of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is duly paid and nonassessable and is owned by the Company only free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of each such subsidiary was issued in violation of any preemptive or similar rights of any third party.

         4.6 NO DEFAULTS. The Company is not in violation of or default under any provision of its Certificate of Incorporation or By-Laws, each as amended. The Company, and to the best of the Company's knowledge, each other party thereto, is not in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its properties are bound; and there does not exist any state of facts which, with notice or lapse of time or both, would constitute an event of default as defined in such documents on the part of the Company, and to the best of the Company's knowledge, on the part of each other party thereto, except for such breaches and defaults which individually or in the aggregate would not have a Material Adverse Effect.

         4.7 NO ACTIONS. Except as disclosed in the Information Documents (as defined in Section 4.14), there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be subject (except for threatened litigation which individually or in the aggregate would not have a Material Adverse Effect); and no labor disturbance by the employees of the Company or any of its subsidiaries exists, or, to the best of the Company's knowledge, is imminent. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

         4.8 PROPERTIES. The Company and each of its subsidiaries has, as of the applicable dates referred to therein, good and marketable title to all the properties and assets reflected as owned by it in the financial statements included in the Information Documents, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements, or (ii) those which are not material in amount and do not adversely

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affect the use made and currently proposed to be made of such property by the
Company or such subsidiary. The Company and its subsidiaries hold their leased properties under valid and binding leases. The Company and its subsidiaries own or lease all such properties as are necessary to their operations as now conducted.

         4.9 NO MATERIAL CHANGE. Since November 21, 2001 and except for the transactions described on SCHEDULE 4.9, (i) the Company and its subsidiaries have not incurred any material liabilities or obligations, indirect or contingent, or entered into any material agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company or its subsidiaries; (ii) the Company and its subsidiaries have not sustained any material loss or interference with their businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock, and the Company and each of its subsidiaries is not in default in the payment of principal or interest on any outstanding debt obligations, if any; (iv) there has not been any material change in the capital stock of the Company or any of its subsidiaries other than the sale of the Shares hereunder; and (v) there has not been a material adverse change in the condition (financial or otherwise), properties, business or results of operations of the Company or any of its subsidiaries.

         4.10     INTELLECTUAL PROPERTY.

                  (a) The Company and its subsidiaries own or have the right to use all Intellectual Property Rights (as defined below) used by the Company and its subsidiaries for the conduct of their respective businesses, which Intellectual Property Rights are the only Intellectual Property Rights necessary or required for the conduct of their respective businesses.

                  (b) Neither the Company nor any of its subsidiaries is in default of its obligations to pay royalties or other amounts to other persons by reason of the ownership or use of any Intellectual Property Rights used by the Company and its subsidiaries for the conduct of their respective businesses.

                  (c) To the best of the Company's knowledge, no Intellectual Property Right owned by the Company or any of its subsidiaries violates or will violate any license or infringes or will infringe any Intellectual Property Rights of another. To the best of the Company's knowledge, no Intellectual Property Right, product or service marketed, sold or licensed (as licensor or as licensee) by the Company or any of its subsidiaries, violates or will violate any license or infringes or will infringe any Intellectual Property Rights of another, nor has the Company or any of its subsidiaries received any notice that any of the Intellectual Property Rights used by the Company or any of its subsidiaries for the conduct of their respective businesses, conflicts or will conflict with the rights of others.

                  (d) Except as disclosed in the Information Documents, there are no claims pending or, to the best of the Company's knowledge, threatened with respect to any Intellectual Property Rights necessary or required for the conduct of the business of the Company or any of its subsidiaries as currently conducted, nor, to the best of the Company's knowledge, does there exist any basis therefor.

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As used herein, the term "Intellectual Property Rights" means all patents, trademarks, service marks, trade names, copyrights, inventions, trade secrets, know-how, proprietary processes and formulae, applications for patents, trademarks, service marks and copyrights, and other intellectual property rights.

         4.11 COMPLIANCE. The Company has not been advised, or has no reason to believe, that the Company or any of its subsidiaries is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not have a Material Adverse Effect.

         4.12 USE OF PROCEEDS. The Company intends to use the proceeds obtained from the sale of the Shares hereunder in order to finance a portion of the acquisition transaction described in SCHEDULE 4.12 (the "Acquisition").

         4.13 REPORTING COMPANY; LISTED SECURITIES. The Company has filed all reports required to be filed by Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since it became a public company on November 21, 2001. The Company's Common Stock is listed on the American Stock Exchange ("AMEX"). As of each Closing Date, the Company meets all the requirements for continued listing on AMEX, and to the best of the Company's knowledge, there is no stop order suspending the trading of the Common Stock on AMEX or any information which would result in the Common Stock being delisted from AMEX.

         4.14 ADDITIONAL INFORMATION. The Company has made available to the Investors a true and complete copy of its Registration Statement on Form S-4, Registration No. 333-67392, as declared effective by the Securities and Exchange Commission (the "Commission"), and all exhibits thereto, as well as the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, as amended, as filed with the Commission (collectively, the "Information Documents"). As of their respective dates, the Information Documents and any forms, reports and other documents filed by the Company with the Commission during the period commencing on the date of this Agreement and ending on the last date on which the Company is required to maintain the effectiveness of the registration statement referred to in Section 7 hereof, complied or will comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, as the case may be, and the rules and regulations of the Commission thereunder applicable to the Information Documents or such other forms, reports or other documents, and none of the Information Documents contained, and none of such other forms, reports or other documents will contain at the time they are filed, any untrue statement of a material fact or omitted, or will omit at the time they are filed, to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Information Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by the rules and regulations of the Commission) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments, which were not individually or in the

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aggregate material) in all material respects the financial position of the
Company as at the dates thereof and the results of its operations and cash flows for the periods then ended.

         4.15 LEGAL OPINION. At each Closing, the Company will cause Foley, Hoag & Eliot, LLP, counsel to the Company, to deliver to the Investors participating in such Closing a legal opinion as to the matters set forth in EXHIBIT B hereto.

         4.16 CERTIFICATE. At each Closing, the Company will deliver to Investors a certificate executed by the Chief Executive Officer or President of the Company, dated the applicable Closing Date, in form and substance reasonably satisfactory to the Investors, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct in all material respects as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTORS.

         5.1 Each Investor represents and warrants to, and covenants with, the Company that: (i) such Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision such as that involved in the purchase of the Shares and has requested, received, reviewed and understood all information it deems relevant in making an informed decision to purchase the Shares, including, without limitation, the information contained in the Information Documents and the Certificate of Designation; (ii) such Investor acknowledges that the offering of the Shares pursuant to this Agreement is being made without registration under the Securities Act and applicable state securities laws and has not been reviewed by the Commission or any state regulatory authority; (iii) such Investor is acquiring the number of Shares set forth on its signature page hereto for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares; (iv) such Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, the rules and regulations thereunder and any applicable state securities or blue sky laws; (v) such Investor has completed or caused to be completed the Stock Certificate Questionnaire, attached hereto as APPENDIX I, and the answers thereto are true and correct as of the date hereof; (vi) such Investor has, in connection with its decision to purchase the number of Shares set forth on its signature page, not relied upon any representations or other information (whether oral or written) other than as set forth in the Information Documents and the representations and warranties of the Company contained herein; (vii) such Investor has had an opportunity to discuss this investment with representatives of the Company and ask questions of them and such questions have been answered to the full satisfaction of such Investor; and (viii) such Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

         5.2 Each Investor hereby covenants with the Company not to make any sale of the Registrable Shares (as hereinafter defined) without satisfying the prospectus delivery requirements under the Securities Act, if any.

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         5.3 Each Investor further represents and warrants to, and covenants with, the Company that (i) such Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) if such Investor is an entity, such Investor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (iii) if such Investor is an entity, the execution, delivery and performance of this Agreement by such Investor and the consummation by such Investor of the transactions contemplated by this Agreement will not violate any provision of the organizational documents of such Investor or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which such Investor is a party or, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to such Investor, (iv) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required on the part of such Investor for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (v) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of such Investor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (vi) there is not in effect any order enjoining or restraining such Investor from entering into or engaging in any of the transactions contemplated by this Agreement.

         5.4 Each Investor recognizes that an investment in the Shares and the Common Stock issuable upon conversion of the Shares is speculative and involves a high degree of risk, including a risk of total loss of such Investor's investment.

         5.5 All of the information provided to the Company or its agents or representatives concerning each Investor's suitability to invest in the Company and the representations and warranties of such Investor contained herein, are complete, true and correct as of the date hereof. Such Investor understands that the Company is relying on the statements contained herein to establish an exemption from registration under federal and state securities laws.

         5.6 The addresses set forth in the Investor's signature page hereto is the Investor's true and correct domicile.

         5.7 Each Investor covenants to provide the Company an updated, accurate and complete plan of distribution at all times during which the Company is required to keep the Registration Statement in effect.

         5.8 Each Investor understands and agrees that each certificate or other document evidencing any of the Shares and any shares of Common Stock issued upon conversion of the Shares shall be endorsed with the legend in substantially the form set forth below as well as any other legends required by applicable law, and such Investor covenants that such Investor shall

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not transfer the Shares or Common Stock represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR (B) EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS ARE AVAILABLE. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

SECTION 6. SURVIVAL OF REPRESENTATIVES, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investors herein and in any certificates or documents delivered pursuant hereto or in connection therewith shall survive following the delivery to the Investors of the Shares being purchased and the payment therefor.

SECTION 7. REGISTRATION OF THE SHARES: COMPLIANCE WITH THE SECURITIES ACT.

         7.1      REGISTRATION PROCEDURES AND EXPENSES.  The Company shall:

                  (a) following the final Closing Date, prepare and file with the SEC a registration statement on Form S-1 relating to the resale pursuant to Rule 415 under the Securities Act of the Registrable Shares (as defined below) by the Investors from time to time on AMEX or the facilities of any other national securities exchange or automated quotation system on which the Common Stock is then traded or in privately-negotiated transactions, and specifically excluding underwritten offerings. "Registrable Shares" shall mean (i) the shares of Common Stock issued or issuable upon conversion of the Shares, and (ii) any shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events);

                  (b) subject to receipt of necessary information from the Investors, use its best efforts to cause the Registration Statement (as defined in Section 7.3 below) to be declared effective by the Commission within six months after the Initial Closing Date;

                  (c) promptly and in good faith respond to all of the Commission's comments on the Registration Statement, and within two (2) business days of receipt of an indication from the Commission that it has no further comments, request acceleration of the effectiveness of the registration at the earliest practicable time;

                  (d) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) the second

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anniversary of the Initial Closing Date, (ii) the date on which the Investors may sell all the Registrable Shares then held by the Investors within a three-month period in accordance with paragraph (k) of Rule 144 under the Securities Act ("Rule 144"), or (iii) such time as all the Registrable Shares purchased by the Investors have been sold pursuant to a registration statement;

                  (e) so long as the Registration Statement is effective covering the resale of the Shares owned by the Investors, furnish to the Investors with respect to the Registrable Shares registered under the Registration Statement such number of copies of prospectuses and such other documents as the Investors may reasonably request in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Investors;

                  (f) file documents required of the Company for blue sky clearance in states specified in writing by the Investors; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not so qualified or has not so consented;

                  (g) bear all expenses in connection with the procedures in paragraphs (a) through (f) of this Section 7.1 and the registration of the Registrable Shares pursuant to the Registration Statement, and reasonable legal fees and expenses, if any, of one (1) counsel to all of the Investors whose shares are registered, and except for any underwriting discounts, brokerage fees and commissions incurred by the Investors, if any; and

         7.2      ADDITIONAL OBLIGATIONS OF THE PARTIES.

                  (a) With a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Commission that may at any time permit the Investors to sell the Registrable Shares to the public without registration, the Company covenants and agrees to:
(i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investors' Registrable Shares may be resold within a given three-month period pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Investors' Registrable Shares shall have been resold and (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act.

                  (b) If the Company has delivered preliminary or final prospectuses to the Investors and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Investors and, if requested, the Investors shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the Investors with revised prospectuses and, following receipt of the revised prospectuses, the Investors shall be free to resume making offers of the Registrable Shares.

                  (c) In the event that, in the judgment of the Company, it is advisable to suspend use of a prospectus included in the Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Investors to such effect, and, upon receipt of such notice, each Investor shall immediately discontinue any sales of Registrable Shares pursuant to the Registration Statement until such Investor has received copies of a supplemented or amended prospectus or until such Investor is advised in writing by the Company that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 7.2(c) to suspend sales of Registrable Shares for a period in excess of 90 days in any 365-day period.

                  (d) Each Investor shall furnish to the Company such information regarding such Investor as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         7.3      INDEMNIFICATION.  For the purpose of this Section 7.3:

                           (i) the term "Investors" shall include the Investors
                  and any affiliate of the Investors; and

                           (ii) the term "Registration Statement" shall include
                  any final prospectus, exhibit, supplement or amendment included in or relating to the registration statement referred to in Section 7.1.

                  (a) The Company agrees to indemnify and hold harmless the Investors and each person, if any, who controls the Investors within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Investor or such controlling persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, under the Securities Act, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities Act, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated in the Registration Statement, the Prospectus or any amendment or supplement thereto or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Investors and each such controlling person for any legal and other expenses reasonably incurred as such expenses are reasonably incurred by the Investors or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to any Investor or controlling person of such Investor to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor expressly for use therein, or (ii) the failure of such Investor to comply with Section 5.2 hereof respecting sale of the Registrable Shares, or (iii) the inaccuracy of any representations made by such Investor herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to such Investor prior to the pertinent sale or sales by such Investor.

                  (b) Each Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Investor) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by such Investor to comply with Section 5.2 hereof respecting the sale of the Registrable Shares or (ii) the inaccuracy of any representation made by such Investor herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

                  (c) Promptly after receipt by an indemnified party under this
Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise to the extent it is not actually prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions or defenses of the indemnifying party and the indemnified party in conducting the defense of any such action, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to the indemnifying party, representing the indemnified parties who are parties to such action and all other purchasers of Shares in this financing who may be parties to such action; PROVIDED, HOWEVER, that if any indemnified party shall have reasonably concluded that there may be a conflict between the positions or defenses of such indemnified party and the positions or defenses of other indemnified parties or other purchasers in conducting the defense of any such action, the indemnified party shall have the right to select a separate counsel to assume such legal defenses) or (ii) the indemnified party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. The indemnity agreements contained in Section 7.3(a) and (b) shall not apply to amounts paid in settlement of any action if such settlement is effected without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed), or to amounts paid in settlement of any action if the indemnifying party is not fully released under such settlement from any claim or liability under such action.

                  (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Investors from the sale of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Investors in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and the Investors on the other shall be deemed to be in the same proportion as the amount paid by the Investors to the Company pursuant to this Agreement for the Shares purchased by the Investors that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount the Investors paid for the Shares that were sold pursuant to the Registration Statement and the amount received by the Investors from such sale. The relative fault of the Investors shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Investors and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this
Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, the Investors shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Investors have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION  8.  RIGHT OF FIRST REFUSAL.

    8.1      RIGHT OF FIRST REFUSAL.

             (a) Except as provided in Section 8.2 hereof, the Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of Preferred Stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into equity securities of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with this Section 8.

             (b) The Company shall deliver to each Investor a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities,
(ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities, if known, to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to or exchange with such Investor (A) that number of the Offered Securities which represents the same percentage of the total Offered Securities as the number of shares of Common Stock held by such Investor (including all shares of the Company's capital stock convertible into Common Stock, counting such shares as if converted) represents of the total number of outstanding shares of Common Stock (including all shares of the Company's capital stock convertible into Common Stock, counting such shares as if converted) (the "Basic

Amount"), and (B) such additional portion of the Offered Securities as such Investor shall indicate it will purchase should the other Investors subscribe for less than their Basic Amounts (the "Undersubscription Amount"). Each Investor shall have the right, for a period of 15 days following delivery of the Offer, to accept the Offer in the manner provided in paragraph (c) below. The Offer by its term shall remain open and irrevocable for such 15-day period.

             (c) To accept an Offer, in whole or in part, an Investor must deliver a written notice to the Company prior to the end of the 15-day period of the Offer, setting forth the portion of the Investor's Basic Amount that the Investor elects to purchase and, if such Investor shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Investor elects to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Investors are less than the total Basic Amounts, then each Investor who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that should the Undersubscription Amounts subscribed for exceed the difference between the total Basic Amounts and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Investor that has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Investor bears to the total Undersubscription Amounts subscribed for by all Investors, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

             (d) In the event that Notices of Acceptance are not given by Investors in respect of all the Offered Securities, the Company shall have 90 days from the expiration of the 15-day period set forth in Section 8.1(b) hereof, to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors (the "Refused Securities"), but only to the offerees or purchasers described in the Offer and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

             (e) In the event the Company shall propose to sell less than all the Refused Securities, then each Investor may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Investor elected to purchase pursuant to Section 8.1(c) hereof, multiplied by a fraction (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to the Investors pursuant to Section 8.1(c)hereof prior to such reduction) and (ii) the denominator of which shall be the amount of all Offered Securities. In the event that an Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Investors in accordance with Section 8.1(b) hereof.

             (f) Upon the closing of the issuance, sale or exchange of all or less than all the Refused Securities, the Investors shall acquire from the Company, and the Company shall issue to the Investors, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 8.1(e) hereof if the Investors have so elected, upon the terms and conditions specified in the Offer. The purchase by an Investor of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the participating Investors of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to such Investors and the Company.

                  (g) Any Offered Securities not acquired by the Investors or other persons in accordance with Section 8.1(d) hereof may not be issued, sold or exchanged until they are again offered to the Investors under the procedures specified in this Section 8.

         8.2      EXCLUDED ISSUANCES. The rights of the Investors under this
Section 8 shall not apply to:

                  (a) shares of Common Stock issued or issuable by the Company to the public pursuant to a registration statement filed under the Securities Act.

                  (b) shares of Common Stock issued or issuable as a dividend or distribution on the Shares;

                  (c) shares of Common Stock issued or issuable by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock;

                  (d) shares of Common Stock (or options with respect thereto) (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting the Common Stock) issued or issuable to employees, officers or directors of, or consultants or advisors to, the Company pursuant to a plan or arrangement approved by the Board of Directors of the Company;

                  (e) shares of Common Stock issued or issuable upon conversion of shares of Series A Convertible Preferred Stock;

                  (f) shares of Common Stock or Preferred Stock issuable upon exercise of any options, warrants or rights to purchase any securities of the Company outstanding as of the date of this Agreement and any securities issuable upon the conversion thereof;

                  (g) to financing institutions or lessors in connection with commercial credit arrangements, equipment financings or similar strategic transactions approved by the Board of Directors;

                  (h) in connection with bona fide acquisitions of businesses, products or technologies;

                  (i) in connection with strategic partnerships, joint ventures, licensing arrangements or similar transactions not involving financial investors, as approved by the Board of Directors; or

                  (j) any shares of Common Stock or Preferred Stock (or options, or warrants or rights to acquire same), issued or issuable hereafter that are
(i) approved by a majority of the Board of Directors, and (ii) approved by the vote or written consent of the Investors holding at least 66 2/3% of the shares of Common Stock issued or issuable upon conversion of the Shares, voting or consenting as a separate class, as being excluded from the provisions of this
Section 8.

         8.3 TERMINATION. This Section 8 shall terminate in its entirety on the date upon which less than 250,000 shares of Series A Convertible Preferred Stock remain outstanding (by reason of conversion, redemption or otherwise).

SECTION 9. INFORMATION RIGHTS. The Company agrees to furnish to each Investor copies of all financial statements, reports, notices, press releases, proxy statements and other document sent by the Company to its stockholders generally or released to the public and copies of all regular and periodic reports filed by the Company with the Commission.

SECTION 10. NOTICES. Any notice required or permitted to be given to a party under this Agreement shall be made in writing at the address or facsimile number of the party specified below (or such other address or facsimile number as the party may specify in a written notice to the other party) and shall be deemed to have been given, if delivered personally or sent via electronic facsimile transmission with confirmation received, on the date of delivery or, if sent via nationally recognized overnight express courier with established tracking capability marked for delivery on the next business day, on the earlier of the date of delivery, as demonstrated by the tracking records of the courier, or two
(2) business days after deposit of the notice with the courier:

                  if to the Company, to:

                           Inverness Medical Innovations, Inc.
                           51 Sawyer Road, Suite 200
                           Waltham, Massachusetts 02453
                           Facsimile:
                           Attention: Ron Zwanziger, President

                  with a copy to:

                           Foley, Hoag & Eliot, LLP
                           One Post Office Square
                           Boston, Massachusetts 02109
                           Facsimile: (617) 832-7000
                           Attention: John D. Patterson, Jr., Esq.

if to the Investors, at their addresses as set forth on their respective signature pages to this Agreement.

SECTION 11. CHANGES. This Agreement may not be modified or amended, and no provision hereof may be waived, except pursuant to an instrument in writing, signed by the Company and Investors holding at least 66 2/3% of the total number of shares of Common Stock issued or issuable upon conversion of the Shares purchased hereunder.

SECTION 12. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 13. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to its principles of conflicts of law. Any dispute arising out of or relating to this Agreement or the Securities shall be filed and prosecuted in any court of competent subject matter jurisdiction located in Massachusetts. The Company and each of the Investors hereby consent to the personal jurisdiction of such courts over them, stipulate to the convenience, fairness and efficiency of proceeding in such courts, and covenant not to assert any objection to proceeding in such courts based on any alleged lack of jurisdiction or any alleged inconvenience, unfairness or inefficiency of such courts.

SECTION 15. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but both of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

SECTION 16. ENTIRE AGREEMENT. This Agreement (including the attachments hereto) contains the entire agreement of the parties with respect to the subject matter hereof and supersedes and is in full substitution for any and all prior oral or written agreements and understandings between them related to such subject matter, and neither party hereto shall be liable or bound to the other party hereto in any manner with respect to such subject matter by any representations, indemnities, covenants or agreements except as specifically set forth herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                             J. Alexander Bodkin
                             --------------------------------------------------
                             [Name of Investor]

                             By: /s/ J. Alexander Bodkin
                                 ----------------------------------------------
                                 Name:
                                 Title:

                             Address:   39 Waban Avenue
                                        Newton, MA  02468

                             Telephone: (617) 855-3186

                             Facsimile: (617) 855-2936

                             Date:      December 17, 2001

NUMBER OF                     PRICE PER            AGGREGATE
SHARES                        SHARE IN             PRICE IN
TO BE PURCHASED               U.S. DOLLARS         U.S. DOLLARS
                                                   $500,000

Accepted and Agreed to by:

                                 INVERNESS MEDICAL INNOVATIONS, INC.

                                 By: /s/ Ron Zwanziger
                                     ------------------------------------------
                                     Ron Zwanziger, PRESIDENT

                                 Date:
                                      -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                                 Ernest A. Carabillo, Jr.
                                 ----------------------------------------------
                                 [Name of Investor]

                                 By: /s/ Ernest A. Carabillo, Jr.
                                     ------------------------------------------
                                     Name:
                                     Title:

                                 Address:   111 Silver Hill Road
                                            Concord, MA  01742

                                 Telephone: (978) 371-0066 (Office)

                                 Facsimile: (978) 371-1676 (Office)

                                 Date:      December 5, 2001

NUMBER OF                 PRICE PER            AGGREGATE
SHARES                    SHARE IN             PRICE IN
TO BE PURCHASED           U.S. DOLLARS         U.S. DOLLARS
                                               $300,000

Accepted and Agreed to by:

                                     INVERNESS MEDICAL INNOVATIONS, INC.

                                     By: /s/ Ron Zwanziger
                                         --------------------------------------
                                         Ron Zwanziger, PRESIDENT

                                     Date:
                                          -------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                               Martin Carmichael III
                               ------------------------------------------------
                               [Name of Investor]

                               By: /s/ Martin Charmichael III
                                   --------------------------------------------
                                   Name:
                                   Title:

                               Address:   c/o Goodwin Procter LLP
                                          Exchange Place - 26th Floor
                                          Boston, MA  02109

                               Telephone: (617) 570-1166

                               Facsimile: (617) 570-8150

                               Date:      December 7, 2001

NUMBER OF                    PRICE PER              AGGREGATE
SHARES                       SHARE IN               PRICE IN
TO BE PURCHASED              U.S. DOLLARS           U.S. DOLLARS
                                                    $50,000

Accepted and Agreed to by:

                              INVERNESS MEDICAL INNOVATIONS, INC.

                              By: /s/ Ron Zwanziger
                                  ---------------------------------------------
                                  Ron Zwanziger, PRESIDENT

                              Date:
                                   --------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                                Stephen W. Carr
                                -----------------------------------------------
                                [Name of Investor]

                                By: /s/ Stephen W. Carr
                                    -------------------------------------------
                                    Name:
                                    Title:

                                Address:   308 Musterfield Road
                                           Concord, MA  01742

                                Telephone: (617) 570-1140 (W)
                                           (978) 369-6495 (H)

                                Facsimile: (617) 523-1231

                                Date:       December 12, 2001

NUMBER OF                      PRICE PER                      AGGREGATE
SHARES                         SHARE IN                       PRICE IN
TO BE PURCHASED                U.S. DOLLARS                   U.S. DOLLARS
                                                              $100,000

Accepted and Agreed to by:

                               INVERNESS MEDICAL INNOVATIONS, INC.

                               By: /s/ Ron Zwanziger
                                   --------------------------------------------
                                   Ron Zwanziger, PRESIDENT

                               Date:
                                    -------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                                 Howard A. Cubell
                                 ----------------------------------------------
                                 [Name of Investor]

                                 By: /s/ Howard A. Cubell
                                     ------------------------------------------
                                     Name:
                                     Title:

                                 Address:   14 Black Oak Road
                                            Weston, MA  02493

                                 Telephone: (617) 570-1560

                                 Facsimile: (617) 523-1231

                                 Date:      December 14, 2001

NUMBER OF                 PRICE PER            AGGREGATE
SHARES                    SHARE IN             PRICE IN
TO BE PURCHASED           U.S. DOLLARS         U.S. DOLLARS
                                               $25,000

Accepted and Agreed to by:

                                   INVERNESS MEDICAL INNOVATIONS, INC.

                                   By: /s/ Ron Zwanziger
                                       ----------------------------------------
                                       Ron Zwanziger, PRESIDENT

                                   Date:
                                        ---------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                                 RICHARD GIBBS
                                 ----------------------------------------------
                                 [Name of Investor]

                                 By: /s/ Richard Gibbs
                                     ------------------------------------------
                                     Name:
                                     Title:

                                 Address:   5 Old Woods Drive
                                            Harrison, NY  10528

                                 Telephone: (914) 670-5758

                                 Facsimile: (914) 670-5758

                                 Date:      December 6, 2001

NUMBER OF                     PRICE PER                 AGGREGATE
SHARES                        SHARE IN                  PRICE IN
TO BE PURCHASED               U.S. DOLLARS              U.S. DOLLARS
                                                        $700,000

Accepted and Agreed to by:

                                    INVERNESS MEDICAL INNOVATIONS, INC.

                                    By: /s/ Ron Zwanziger
                                        ---------------------------------------
                                        Ron Zwanziger, PRESIDENT

                                    Date:
                                         --------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                              Thelma N. Gibbs
                              -------------------------------------------------
                              [Name of Investor]

                              By: /s/ Thelma N. Gibbs
                                  ---------------------------------------------
                                  Name:
                                  Title:

                              Address:   23 Phillips Avenue
                                         Swampscott, MA  01907

                              Telephone: (781) 598-9331

                              Facsimile: (781) 595-0760

                              Date:      December 15, 2001

NUMBER OF                       PRICE PER                              AGGREGATE
SHARES                          SHARE IN                               PRICE IN
TO BE PURCHASED                 U.S. DOLLARS                           U.S. DOLLARS

                                                                       $200,000

Accepted and Agreed to by:

                                 INVERNESS MEDICAL INNOVATIONS, INC.

                                 By: /s/ Ron Zwanziger
                                     ------------------------------------------
                                     Ron Zwanziger, PRESIDENT

                                 Date:
                                      -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                             Orit Goldstein
                             --------------------------------------------------
                             [Name of Investor]

                             By: /s/ Orit Goldstein
                                 ----------------------------------------------
                                 Name:
                                 Title:

                             Address:   224 Foster Street
                                        N. Andover, MA  01845

                             Telephone: (978) 685-1993

                             Facsimile: (978) 685-1291

                             Date:      December 18, 2001

NUMBER OF                            PRICE PER                      AGGREGATE
SHARES                               SHARE IN                       PRICE IN
TO BE PURCHASED                      U.S. DOLLARS                   U.S. DOLLARS
                                                                    $10,000,000

Accepted and Agreed to by:

                                 INVERNESS MEDICAL INNOVATIONS, INC.

                                 By: /s/ Duane James
                                     ------------------------------------------
                                     Duane James, TREASURER

                                 Date:
                                      -----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                                   Irwin Heller
                                   --------------------------------------------
                                   [Name of Investor]

                                   By: /s/ Irwin Heller
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   Address:   177 Hampshire Road
                                              Wellesley, MA  02481

                                   Telephone: (781) 237-4682

                                   Facsimile: (781) 237-9626

                                   Date:      December 13, 2001

NUMBER OF                        PRICE PER                      AGGREGATE
SHARES                           SHARE IN                       PRICE IN
TO BE PURCHASED                  U.S. DOLLARS                   U.S. DOLLARS
                                                                $300,000

Accepted and Agreed to by:

                                   INVERNESS MEDICAL INNOVATIONS, INC.

                                   By: /s/ Ron Zwanziger
                                       ----------------------------------------
                                       Ron Zwanziger, PRESIDENT

                                   Date:
                                        ---------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                                   Robert P. Khederian
                                   --------------------------------------------
                                   [Name of Investor]

                                   By: /s/ Robert P. Khederian
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   Address:   200 Pond Road
                                              Wellesley, MA  02482

                                   Telephone: (781) 416-1860

                                   Facsimile: (781) 416-4011

                                   Date:      December 12, 2001

NUMBER OF                          PRICE PER                      AGGREGATE
SHARES                             SHARE IN                       PRICE IN
TO BE PURCHASED                    U.S. DOLLARS                   U.S. DOLLARS
                                                                  $3,000,000

Accepted and Agreed to by:

                                     INVERNESS MEDICAL INNOVATIONS, INC.

                                     By: /s/ Ron Zwanziger
                                         --------------------------------------
                                         Ron Zwanziger, PRESIDENT

                                     Date:
                                          -------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                                 John D. Patterson, Jr.
                                 ----------------------------------------------
                                 [Name of Investor]

                                 By: /s/ John D. Patterson, Jr.
                                     ------------------------------------------
                                     Name:
                                     Title:

                                 Address:

                                               --------------------------------

                                               --------------------------------

                                 Telephone:
                                               --------------------------------

                                 Facsimile:
                                               --------------------------------

                                 Date:         December 7, 2001

NUMBER OF                      PRICE PER                      AGGREGATE
SHARES                         SHARE IN                       PRICE IN
TO BE PURCHASED                U.S. DOLLARS                   U.S. DOLLARS
                                                              $50,000

Accepted and Agreed to by:

                                   INVERNESS MEDICAL INNOVATIONS, INC.

                                   By: /s/ Ron Zwanziger
                                       ----------------------------------------
                                       Ron Zwanziger, PRESIDENT

                                   Date:
                                        ---------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                                   Jay Pearlstein
                                   --------------------------------------------
                                   [Name of Investor]

                                   By: /s/ Jay Pearlstein
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   Address:   21 Arbor Circle
                                              Natick, MA  01760

                                   Telephone: (617) 357-9600 (Work)
                                              (508) 655-0756 (Home)

                                   Facsimile: (617) 350-7195

                                   Date:      December 6, 2001

NUMBER OF                   PRICE PER                      AGGREGATE
SHARES                      SHARE IN                       PRICE IN
TO BE PURCHASED             U.S. DOLLARS                   U.S. DOLLARS
                                                           $500,000

Accepted and Agreed to by:

                                    INVERNESS MEDICAL INNOVATIONS, INC.

                                    By: /s/ Ron Zwanziger
                                        ---------------------------------------
                                        Ron Zwanziger, PRESIDENT


                                    Date:
                                         --------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                                  Leroy Schecter
                                  ---------------------------------------------
                                  [Name of Investor]

                                  By: /s/ Leroy Schecter
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  Address:   55 Passaic Avenue
                                             Kearny, NJ  07032

                                  Telephone: (201) 991-1500

                                  Facsimile: (201) 991-0049

                                  Date:      December 7, 2001

NUMBER OF                          PRICE PER                      AGGREGATE
SHARES                             SHARE IN                       PRICE IN
TO BE PURCHASED                    U.S. DOLLARS                   U.S. DOLLARS
                                                                  $5,000,000

Accepted and Agreed to by:

                                    INVERNESS MEDICAL INNOVATIONS, INC.

                                    By: /s/ Ron Zwanziger
                                        ---------------------------------------
                                        Ron Zwanziger, PRESIDENT

                                    Date:
                                         --------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                                Andre A. Schwartz
                                -----------------------------------------------
                                [Name of Investor]

                                By: /s/ Andre A. Schwartz
                                    -------------------------------------------
                                    Name:
                                    Title:

                                Address:   P.O. Box 6635
                                           Ketchum, ID  83340-6635

                                Telephone: (208) 622-3424

                                Facsimile: (208) 622-3426

                                Date:      December 6, 2001

NUMBER OF                          PRICE PER                      AGGREGATE
SHARES                             SHARE IN                       PRICE IN
TO BE PURCHASED                    U.S. DOLLARS                   U.S. DOLLARS
                                                                  $125,000

Accepted and Agreed to by:

                                   INVERNESS MEDICAL INNOVATIONS, INC.

                                   By: /s/ Ron Zwanziger
                                       ----------------------------------------
                                       Ron Zwanziger, PRESIDENT

                                   Date:
                                        ---------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                                 Paul Schwartz
                                 ----------------------------------------------
                                 [Name of Investor]

                                 By: /s/ Paul Schwartz
                                     ------------------------------------------
                                     Name:
                                     Title:

                                 Address:   205 Highland Avenue
                                            Newton, MA 02465

                                 Telephone: (617) 570-1422 (Office
                                            (617) 244-9491 (Home)

                                 Facsimile: (617) 227-8591 (Office)

                                 Date:      December 8, 2001

NUMBER OF                           PRICE PER                      AGGREGATE
SHARES                              SHARE IN                       PRICE IN
TO BE PURCHASED                     U.S. DOLLARS                   U.S. DOLLARS
                                                                   $200,000

Accepted and Agreed to by:

                                   INVERNESS MEDICAL INNOVATIONS, INC.

                                   By: /s/ Ron Zwanziger
                                       ----------------------------------------
                                       Ron Zwanziger, PRESIDENT

                                   Date:
                                        ---------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                                 Machelle M. Seibel
                                 ----------------------------------------------
                                 [Name of Investor]

                                 By: /s/ Machelle M. Seibel
                                     ------------------------------------------
                                     Name:
                                     Title:

                                 Address:
                                                -------------------------------

                                                -------------------------------

                                                -------------------------------

                                 Telephone:
                                                -------------------------------

                                 Facsimile:
                                                -------------------------------

                                 Date:
                                                -------------------------------

NUMBER OF                           PRICE PER                      AGGREGATE
SHARES                              SHARE IN                       PRICE IN
TO BE PURCHASED                     U.S. DOLLARS                   U.S. DOLLARS
                                                                   $300,000

Accepted and Agreed to by:

                                    INVERNESS MEDICAL INNOVATIONS, INC.

                                    By: /s/ Ron Zwanziger
                                        ---------------------------------------
                                        Ron Zwanziger, PRESIDENT

                                    Date:
                                         --------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                              Arie H. Zwanziger & Miriam Zwanziger
                              -------------------------------------------------
                              [Name of Investor]

                              By: [Illegible]
                                  ---------------------------------------------
                                  Name:
                                  Title:

                              Address:
                                                -------------------------------

                                                -------------------------------

                                                -------------------------------

                              Telephone:
                                                -------------------------------

                              Facsimile:
                                                -------------------------------

                              Date:
                                                -------------------------------

NUMBER OF                          PRICE PER                      AGGREGATE
SHARES                             SHARE IN                       PRICE IN
TO BE PURCHASED                    U.S. DOLLARS                   U.S. DOLLARS
                                                                  $1,000,000

Accepted and Agreed to by:

                                    INVERNESS MEDICAL INNOVATIONS, INC.

                                    By: /s/ Duane James
                                        ---------------------------------------
                                        Duane James, TREASURER

                                    Date:
                                         --------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                             CLSP, L.P., CLSP II, L.P., CLSP SBS-1, L.P.,
                             CLSP SBS-II, L.P. AND CLSP OVERSEAS LTD.
                             ----------------------------------------------
                             [Name of Investor]

                             By: /s/ Jeffrey Casdin
                                 ------------------------------------------
                                 Name:  Jeffrey Casdin
                                 Title: Managing Member of Casdin Capital,
                                          LLC, the G.P. of Cooper Hill Partners,
                                          L.P. and as Managing Member of
                                          Cooper Hill Partners, LLC

                             Address:   230 Park Avenue, 20th Floor
                                        New York, NY  10069

                             Telephone: (212) 270-2423

                             Facsimile: (212) 270-2879

                             Date:      December 12, 2001

NUMBER OF                       PRICE PER                      AGGREGATE
SHARES                          SHARE IN                       PRICE IN
TO BE PURCHASED                 U.S. DOLLARS                   U.S. DOLLARS
                                                               $5,000,000

Accepted and Agreed to by:

                                    INVERNESS MEDICAL INNOVATIONS, INC.

                                    By: /s/ Ron Zwanziger
                                        ---------------------------------------
                                        Ron Zwanziger, PRESIDENT

                                    Date:
                                         --------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                              GS Private Equity Partners 2000, L.P.
                              By: GS PEP 2000 Advisors, L.L.C., General Partner
                              By: GSAM Gen. Par., L.L.C., Managing Partner

                              By: /s/ Jerry Truzzolino
                                  ---------------------------------------------
                                  Name:  Jerry Truzzolino
                                  Title:  Vice President

                              Address:   32 Old Slip, 21st Floor
                                         New York, NY  10005
                                         Attn: Stephan Culhane

                              Telephone: (212) 902-7370

                              Facsimile: (212) 346-2603

                              Date:
                                         --------------------------------------

NUMBER OF                         PRICE PER                      AGGREGATE
SHARES                            SHARE IN                       PRICE IN
TO BE PURCHASED                   U.S. DOLLARS                   U.S. DOLLARS
                                                                 $2,922,789

Accepted and Agreed to by:

                                   INVERNESS MEDICAL INNOVATIONS, INC.

                                   By: /s/ Duane L. James
                                       ----------------------------------------
                                       Duane L. James, TREASURER

                                   Date:
                                        ---------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                        GS Private Equity Partners 2000 Offshore Holdings, L.P.
                        By: GS PEP 2000 Offshore Holdings Advisors, Inc.,
                            General Partner

                        By: /s/ Jerry Truzzolino
                            ---------------------------------------------------
                            Name:  Jerry Truzzolino
                            Title:  Vice President

                        Address:   32 Old Slip, 21st Floor
                                   New York, NY  10005
                                   Attn: Stephan Culhane

                        Telephone: (212) 902-7370

                        Facsimile: (212) 346-2603

                        Date:
                                   --------------------------------------------

NUMBER OF                          PRICE PER                      AGGREGATE
SHARES                             SHARE IN                       PRICE IN
TO BE PURCHASED                    U.S. DOLLARS                   U.S. DOLLARS
                                                                  $987,575

Accepted and Agreed to by:

                              INVERNESS MEDICAL INNOVATIONS, INC.

                              By: /s/ Duane L. James
                                  ---------------------------------------------
                                  Duane L. James, TREASURER

                              Date:
                                   --------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                            GS Private Equity Partners 2000 -
                            Direct Investment Fund, L.P.
                            By: GS PEP 2000 Direct Investment Advisors, L.L.C.,
                                General Partner

                            By: /s/ Jerry Truzzolino
                                -----------------------------------------------
                                Name:  Jerry Truzzolino
                                Title: Vice President

                            Address:   32 Old Slip, 21st Floor
                                       New York, NY  10005
                                       Attn: Stephen Culhane

                            Telephone: (212) 902-7370

                            Facsimile: (212) 346-2603

                            Date:
                                       ----------------------------------------

NUMBER OF                        PRICE PER                      AGGREGATE
SHARES                           SHARE IN                       PRICE IN
TO BE PURCHASED                  U.S. DOLLARS                   U.S. DOLLARS
                                                                $1,089,636

Accepted and Agreed to by:

                                  INVERNESS MEDICAL INNOVATIONS, INC.

                                  By: /s/ Duane L. James
                                      -----------------------------------------
                                      Duane L. James, TREASURER

                                  Date:
                                       ----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                                  IMA, LLC, A DELWARE LIMITED LIABILITY COMPANY
                                  ---------------------------------------------
                                  [Name of Investor]

                                  By: /s/ Gerald Katcher
                                      -----------------------------------------
                                      Name: Gerald Katcher
                                      Title: Manager

                                  Address:   1399 SW First Avenue
                                             Suite 400
                                             Miami, FL  33130

                                  Telephone: (305) 358-4333

                                  Facsimile: (305) 358-0602

                                  Date:      December  12, 2001

NUMBER OF                         PRICE PER                      AGGREGATE
SHARES                            SHARE IN                       PRICE IN
TO BE PURCHASED                   U.S. DOLLARS                   U.S. DOLLARS
                                                                 $2,000,000

Accepted and Agreed to by:

                                   INVERNESS MEDICAL INNOVATIONS, INC.

                                   By: /s/ Ron Zwanziger
                                       ----------------------------------------
                                       Ron Zwanziger, PRESIDENT

                                   Date:
                                        ---------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                               The Avram J. Goldberg and Carol R. Goldberg
                               Charitable Remainder Unitrust, Carol R. Goldberg and Avram J. Goldberg, Trustees
                               ------------------------------------------------
                               [Name of Investor]

                               By: /s/ Avram J. Goldberg
                                   --------------------------------------------
                                   Name: Avram J. Goldberg
                                   Title: Trustee

                               Address:   225 Franklin Street
                                          Suite 2700
                                          Boston, MA  02110

                               Telephone: (617) 695-1300

                               Facsimile: (617) 695-2332

                               Date:      December 12, 2001

NUMBER OF                          PRICE PER                      AGGREGATE
SHARES                             SHARE IN                       PRICE IN
TO BE PURCHASED                    U.S. DOLLARS                   U.S. DOLLARS
                                                                  $250,000

Accepted and Agreed to by:

                                  INVERNESS MEDICAL INNOVATIONS, INC.

                                  By: /s/ Ron Zwanziger
                                      -----------------------------------------
                                      Ron Zwanziger, PRESIDENT

                                  Date:
                                       ----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                                Sidney R. Rabb Trust f/b/o Carol R. Goldberg, Carol R. Goldberg & M. Gordon Ehrlich, Trustees
                                -----------------------------------------------
                                [Name of Investor]

                                By: /s/ Carol R. Goldberg
                                    -------------------------------------------
                                    Name:  Carol R. Goldberg
                                    Title: Trustee

                                Address:   225 Franklin Street
                                           Suite 2700
                                           Boston, MA  02110

                                Telephone: (617) 695-1300

                                Facsimile: (617) 695-2332

                                Date:      December 12, 2001

NUMBER OF                    PRICE PER                      AGGREGATE
SHARES                       SHARE IN                       PRICE IN
TO BE PURCHASED              U.S. DOLLARS                   U.S. DOLLARS

                                                            $250,000

Accepted and Agreed to by:

                               INVERNESS MEDICAL INNOVATIONS, INC.

                               By: /s/ Ron Zwanziger
                                   --------------------------------------------
                                   Ron Zwanziger, PRESIDENT

                               Date:
                                    -------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                                   Galleon Healthcare Partners, L.P
                                   --------------------------------------------
                                   [Name of Investor]

                                   By: /s/ Raj Rajaratnam
                                       ----------------------------------------
                                       Name: Raj Rajaratnam
                                       Title: Managing General Partner

                                   Address:   135 East 57th Street, 16th Floor
                                              New York, NY  10022

                                   Telephone: (212) 829-4048

                                   Facsimile: (212) 371-2891

                                   Date:      December 20, 2001

NUMBER OF                        PRICE PER                      AGGREGATE
SHARES                           SHARE IN                       PRICE IN
TO BE PURCHASED                  U.S. DOLLARS                   U.S. DOLLARS
41,700                               $30.00                     $1,251,000

Accepted and Agreed to by:

                                  INVERNESS MEDICAL INNOVATIONS, INC.

                                  By: /s/ Ron Zwanziger
                                      -----------------------------------------
                                      Ron Zwanziger, PRESIDENT

                                  Date:
                                       ----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                             Galleon Healthcare Offshore, Ltd.
                             --------------------------------------------------
                             [Name of Investor]

                             By: /s/ Raj Rajaratnam
                                 ----------------------------------------------
                             Name: Raj Rajaratnam
                             Title: Director

                             Address:   c/o Galleon Management, L.P.
                                        135 East 57th Street, 16th Floor
                                        New York, NY  10022

                             Telephone: (212) 829-4048

                             Facsimile: (212) 371-2891

                             Date:      December 20, 2001

NUMBER OF                          PRICE PER                      AGGREGATE
SHARES                             SHARE IN                       PRICE IN
TO BE PURCHASED                    U.S. DOLLARS                   U.S. DOLLARS
124,967                            $30.00                         $3,749,010

Accepted and Agreed to by:

                              INVERNESS MEDICAL INNOVATIONS, INC.

                              By: /s/ Ron Zwanziger
                                  ---------------------------------------------
                                  Ron Zwanziger, PRESIDENT

                              Date:
                                   --------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                               Oxford Bioscience Partners  IV, L.P.
                               ------------------------------------------------
                               [Name of Investor]

                               By: OBP Management IV L.P., its General Partner

                               By: /s/ Jonathan Fleming
                                   --------------------------------------------

                                   Name: Jonathan Fleming
                                   Title: General Partner

                               Address:
                                                -------------------------------

                                                -------------------------------

                                                -------------------------------

                               Telephone:
                                                -------------------------------

                               Facsimile:
                                                -------------------------------

                               Date:
                                                -------------------------------

NUMBER OF                             PRICE PER                      AGGREGATE
SHARES                                SHARE IN                       PRICE IN
TO BE PURCHASED                       U.S. DOLLARS                   U.S. DOLLARS
                                                                     $4,950,340

Accepted and Agreed to by:

                                    INVERNESS MEDICAL INNOVATIONS, INC.

                                    By: /s/ Ron Zwanziger
                                        ---------------------------------------
                                        Ron Zwanziger, PRESIDENT

                                    Date:
                                         --------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                            mRNA Fund II, L.P.
                            -----------------
                            [Name of Investor]

                            By: OBP Management IV, L.P., its General Partner

                            By: /s/ Jonathan Fleming
                                -----------------------------------------------
                                Name: Jonathan Fleming
                                Title: General Partner

                            Address:
                                                 ------------------------------

                                                 ------------------------------

                                                 ------------------------------

                            Telephone:
                                                 ------------------------------

                            Facsimile:
                                                 ------------------------------

                            Date:
                                                 ------------------------------

NUMBER OF                        PRICE PER                      AGGREGATE
SHARES                           SHARE IN                       PRICE IN
TO BE PURCHASED                  U.S. DOLLARS                   U.S. DOLLARS
                                                                $49,660

Accepted and Agreed to by:

                                   INVERNESS MEDICAL INNOVATIONS, INC.

                                   By: /s/ Ron Zwanziger
                                       ----------------------------------------
                                       Ron Zwanziger, PRESIDENT

                                   Date:
                                        ---------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:

                             Zwanziger Family Ventures, LLC
                             --------------------------------------------------
                             [Name of Investor]

                             By: /s/ Ron Zwanziger
                                 ----------------------------------------------
                                 Name: Ron Zwanziger
                                 Title: Manager

                             Address:   322 Waverly Avenue
                                        Newton, MA  02458

                             Telephone: (781) 314-4000

                             Facsimile: (781) 647-3939

                             Date:      December __, 2001

NUMBER OF                         PRICE PER                      AGGREGATE
SHARES                            SHARE IN                       PRICE IN
TO BE PURCHASED                   U.S. DOLLARS                   U.S. DOLLARS
                                                                 $15,000,000

Accepted and Agreed to by:

                                   INVERNESS MEDICAL INNOVATIONS, INC.

                                   By: /s/ Duane James
                                       ----------------------------------------
                                       Duane James, TREASURER

                                   Date:
                                        ---------------------------------------

                                                        STOCK PURCHASE AGREEMENT
                                              ADDITIONAL INVESTOR SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below. By executing this signature page, the parties also agree that, in respect of the Additional Closing to which this signature page relates, the representations and warranties of the Company shall be modified by the Updated Disclosure Schedules furnished to the undersigned Additional Investor by the Company.

                             Perry Partners LP
                             ------------------------------------
                             [Name of Additional Investor]
                             By: Perry Corp, Its Managing Partner

                             By:  /s/ William J. Vernon
                                ---------------------------------
                                  Name: William J. Vernon
                                  Title: Managing Director and
                                         Chief Financial Officer

                             Address:          599 Lexington Avenue
                                               36th Floor
                                               New York, NY 10022

                             Telephone:        212-583-4180

                             Facsimile:        212-583-4099

                             Date:             March 6, 2002


Number of                                        Price Per                              Aggregate
Shares                                           Share in                               Price in
to be Purchased                                  U.S. Dollars                           U.S. Dollars
-------------------                              ------------                           -------------

A number equal to                           two times 95% of the average                $ 3,329,703.47
aggregate price divided                     closing price of the Common Stock,
by price per share, rounded                 measured over the three trading day
to the nearest whole number                 period ending on the day before the
                                            date of the Additional Closing

ACCEPTED AND AGREED TO BY:

                             INVERNESS MEDICAL INNOVATIONS, INC.


                             By:  /s/ Ron Zwanziger
                                ---------------------------------
                                      Name:
                                      Title:

                             Date:  March 6, 2002

                                                        STOCK PURCHASE AGREEMENT
                                              ADDITIONAL INVESTOR SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below. By executing this signature page, the parties also agree that, in respect of the Additional Closing to which this signature page relates, the representations and warranties of the Company shall be modified by the Updated Disclosure Schedules furnished to the undersigned Additional Investor by the Company.

                             Perry Partners International, Inc.
                             --------------------------------------------
                             [Name of Additional Investor]
                             By: Perry Corp, Its Investment Manager

                             By:  /s/ William J. Vernon
                                -----------------------------------------
                                  Name: William J. Vernon
                                  Title: Managing Director and
                                         Chief Financial Officer

                             Address:          599 Lexington Avenue
                                               36th Floor
                                               New York, NY 10022

                             Telephone:        212-583-4180

                             Facsimile:        212-583-4099

                             Date:             March 6, 2002


Number of                                        Price Per                              Aggregate
Shares                                           Share in                               Price in
to be Purchased                                  U.S. Dollars                           U.S. Dollars
-------------------                              ------------                           -------------

A number equal to                           two times 95% of the average                $ 7,971,003.10
aggregate price divided                     closing price of the Common Stock,
by price per share, rounded                 measured over the three trading day
to the nearest whole number                 period ending on the day before the
                                            date of the Additional Closing

ACCEPTED AND AGREED TO BY:

                             INVERNESS MEDICAL INNOVATIONS, INC.


                             By:  /s/ Ron Zwanziger
                                ---------------------------------
                                      Name:
                                      Title:

                             Date:  March 6, 2002

                                                        STOCK PURCHASE AGREEMENT
                                              ADDITIONAL INVESTOR SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below. By executing this signature page, the parties also agree that, in respect of the Additional Closing to which this signature page relates, the representations and warranties of the Company shall be modified by the Updated Disclosure Schedules furnished to the undersigned Additional Investor by the Company.

                             Auda Classic PLC
                             --------------------------------------------
                             [Name of Additional Investor]
                             By: Perry Corp, Its Investment Manager

                             By:  /s/ William J. Vernon
                                -----------------------------------------
                                  Name: William J. Vernon
                                  Title: Managing Director and
                                         Chief Financial Officer

                             Address:          599 Lexington Avenue
                                               36th Floor
                                               New York, NY 10022

                             Telephone:        212-583-4180

                             Facsimile:        212-583-4099

                             Date:             March 6, 2002




Number of                                        Price Per                              Aggregate
Shares                                           Share in                               Price in
to be Purchased                                  U.S. Dollars                           U.S. Dollars
-------------------                              ------------                           -------------

A number equal to                           two times 95% of the average                $ 114,143.43
aggregate price divided                     closing price of the Common Stock,
by price per share, rounded                 measured over the three trading day
to the nearest whole number                 period ending on the day before the
                                            date of the Additional Closing

ACCEPTED AND AGREED TO BY:

                             INVERNESS MEDICAL INNOVATIONS, INC.


                             By:  /s/ Ron Zwanziger
                                ---------------------------------
                                      Name:
                                      Title:

                             Date:  March 6, 2002

                                                        STOCK PURCHASE AGREEMENT
                                              ADDITIONAL INVESTOR SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below. By executing this signature page, the parties also agree that, in respect of the Additional Closing to which this signature page relates, the representations and warranties of the Company shall be modified by the Updated Disclosure Schedules furnished to the undersigned Additional Investor by the Company.

                             The Dialogue Fund LP
                             --------------------------------------------
                             [Name of Additional Investor]
                             By: Dialogue Capital Management LLC

                             By:  /s/ Ori Uziel
                                -----------------------------------------
                                  Name: Ori Uziel
                                  Title: Managing Member

                             Address:          599 Lexington Avenue
                                               36th Floor
                                               New York, NY 10022

                             Telephone:        212-583-4052

                             Facsimile:        212-583-4155

                             Date:             March 5, 2002




Number of                                        Price Per                              Aggregate
Shares                                           Share in                               Price in
to be Purchased                                  U.S. Dollars                           U.S. Dollars
-------------------                              ------------                           -------------

A number equal to                           two times 95% of the average                $ 585,150.00
aggregate price divided                     closing price of the Common Stock,
by price per share, rounded                 measured over the three trading day
to the nearest whole number                 period ending on the day before the
                                            date of the Additional Closing

ACCEPTED AND AGREED TO BY:

                             INVERNESS MEDICAL INNOVATIONS, INC.


                             By:  /s/ Ron Zwanziger
                                ---------------------------------
                                      Name:
                                      Title:

                             Date:  March 6, 2002

                                                        STOCK PURCHASE AGREEMENT
                                              ADDITIONAL INVESTOR SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below. By executing this signature page, the parties also agree that, in respect of the Additional Closing to which this signature page relates, the representations and warranties of the Company shall be modified by the Updated Disclosure Schedules furnished to the undersigned Additional Investor by the Company.

                             Galleon Healthcare Offshore, LTD.
                             --------------------------------------------
                             [Name of Additional Investor]


                             By:  /s/ George Lau
                                -----------------------------------------
                                  Name: George Lau
                                  Title: Managing Director-Finance

                             Address:          135 East 57th St., 16th Flr
                                               NY NY, 10022
                                               Attn: George Lau

                             Telephone:        212-829-4034

                             Facsimile:        212-371-2891

                             Date:             3/6/02


Number of                                        Price Per                              Aggregate
Shares                                           Share in                               Price in
to be Purchased                                  U.S. Dollars                           U.S. Dollars
-------------------                              ------------                           -------------

A number equal to                           two times 95% of the average                $ 3,750,000
aggregate price divided                     closing price of the Common Stock,
by price per share, rounded                 measured over the three trading day
to the nearest whole number                 period ending on the day before the
                                            date of the Additional Closing

ACCEPTED AND AGREED TO BY:

                             INVERNESS MEDICAL INNOVATIONS, INC.


                             By:  /s/ Ron Zwanziger
                                ---------------------------------
                                      Name:
                                      Title:

                             Date:  March 6, 2002

                                                        STOCK PURCHASE AGREEMENT
                                              ADDITIONAL INVESTOR SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below. By executing this signature page, the parties also agree that, in respect of the Additional Closing to which this signature page relates, the representations and warranties of the Company shall be modified by the Updated Disclosure Schedules furnished to the undersigned Additional Investor by the Company.

                             Galleon Healthcare Partners, LP
                             --------------------------------------------
                             [Name of Additional Investor]


                             By:  /s/ George Lau
                                -----------------------------------------
                                  Name: George Lau
                                  Title: Managing Director-Finance

                             Address:          135 East 57th St., 16th Flr
                                               NY NY, 10022
                                               Attn: George Lau

                             Telephone:        212-829-4034

                             Facsimile:        212-371-2891

                             Date:             3/6/02


Number of                                        Price Per                              Aggregate
Shares                                           Share in                               Price in
to be Purchased                                  U.S. Dollars                           U.S. Dollars
-------------------                              ------------                           -------------

A number equal to                           two times 95% of the average                $ 1,250,000
aggregate price divided                     closing price of the Common Stock,
by price per share, rounded                 measured over the three trading day
to the nearest whole number                 period ending on the day before the
                                            date of the Additional Closing

ACCEPTED AND AGREED TO BY:

                             INVERNESS MEDICAL INNOVATIONS, INC.


                             By:  /s/ Ron Zwanziger
                                ---------------------------------
                                      Name:
                                      Title:

                             Date:  March 6, 2002

                                                        STOCK PURCHASE AGREEMENT
                                              ADDITIONAL INVESTOR SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below. By executing this signature page, the parties also agree that, in respect of the Additional Closing to which this signature page relates, the representations and warranties of the Company shall be modified by the Updated Disclosure Schedules furnished to the undersigned Additional Investor by the Company.

                             GKJK Holdings, LP
                             --------------------------------------------
                             [Name of Additional Investor]
                             By: GKJK Management, LLC, G.P

                             By:  /s/ Gerald Katcher
                                -----------------------------------------
                                  Name: Gerald Katcher
                                  Title: Member

                             Address:          1399 SW First Ave
                                               Fourth Floor
                                               Miami, FL 33130

                             Telephone:        305-358-4333

                             Facsimile:        305-358-0602

                             Date:             3-6-02


Number of                                        Price Per                              Aggregate
Shares                                           Share in                               Price in
to be Purchased                                  U.S. Dollars                           U.S. Dollars
-------------------                              ------------                           -------------

A number equal to                           two times 95% of the average                $ 1,000,000.00
aggregate price divided                     closing price of the Common Stock,
by price per share, rounded                 measured over the three trading day
to the nearest whole number                 period ending on the day before the
                                            date of the Additional Closing

ACCEPTED AND AGREED TO BY:

                             INVERNESS MEDICAL INNOVATIONS, INC.


                             By:  /s/ Ron Zwanziger
                                ---------------------------------
                                      Name:
                                      Title:

                             Date:  March 6, 2002

                                                        STOCK PURCHASE AGREEMENT
                                              ADDITIONAL INVESTOR SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below. By executing this signature page, the parties also agree that, in respect of the Additional Closing to which this signature page relates, the representations and warranties of the Company shall be modified by the Updated Disclosure Schedules furnished to the undersigned Additional Investor by the Company.

                             Oxford Bioscience Partners IV LP
                             --------------------------------------------
                             [Name of Additional Investor]
                             By:  OBP Management IV LP

                             By: /s/ Jonathan Fleming
                                 -----------------------------------------
                                  Name:  Jonathan Fleming
                                  Title: General Partner

                             Address:          31 St. James Ave #905
                                               Boston MA 02116

                             Telephone:        617-357-7474

                             Facsimile:        617-357-7476

                             Date:             March 6th, 2002


Number of                                        Price Per                              Aggregate
Shares                                           Share in                               Price in
to be Purchased                                  U.S. Dollars                           U.S. Dollars
-------------------                              ------------                           -------------

A number equal to                           two times 95% of the average                $ 990,041.36
aggregate price divided                     closing price of the Common Stock,
by price per share, rounded                 measured over the three trading day
to the nearest whole number                 period ending on the day before the
                                            date of the Additional Closing

ACCEPTED AND AGREED TO BY:

                             INVERNESS MEDICAL INNOVATIONS, INC.


                             By:  /s/ Ron Zwanziger
                                ---------------------------------
                                      Name:
                                      Title:

                             Date:  March 6, 2002

                                                        STOCK PURCHASE AGREEMENT
                                              ADDITIONAL INVESTOR SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below. By executing this signature page, the parties also agree that, in respect of the Additional Closing to which this signature page relates, the representations and warranties of the Company shall be modified by the Updated Disclosure Schedules furnished to the undersigned Additional Investor by the Company.

                             MRNA FUND II L.P.
                             --------------------------------------------
                             [Name of Additional Investor]
                             By:  OBP Management IV LP

                             By: /s/ Jonathan Fleming
                                 -----------------------------------------
                                  Name:  Jonathan Fleming
                                  Title: General Partner

                             Address:          31 St. James Ave #905
                                               Boston MA 02116

                             Telephone:        617-357-7474

                             Facsimile:        617-357-7476

                             Date:             March 6th, 2002


Number of                                        Price Per                              Aggregate
Shares                                           Share in                               Price in
to be Purchased                                  U.S. Dollars                           U.S. Dollars
-------------------                              ------------                           -------------


A number equal to                           two times 95% of the average                $ 9,948.40
aggregate price divided                     closing price of the Common Stock,
by price per share, rounded                 measured over the three trading day
to the nearest whole number                 period ending on the day before the
                                            date of the Additional Closing

ACCEPTED AND AGREED TO BY:

                             INVERNESS MEDICAL INNOVATIONS, INC.


                             By:  /s/ Ron Zwanziger
                                ---------------------------------
                                      Name:
                                      Title:

                             Date:  March 6, 2002

                                                        STOCK PURCHASE AGREEMENT
                                              ADDITIONAL INVESTOR SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below. By executing this signature page, the parties also agree that, in respect of the Additional Closing to which this signature page relates, the representations and warranties of the Company shall be modified by the Updated Disclosure Schedules furnished to the undersigned Additional Investor by the Company.

                             The Willard L. Umphrey 1996 Revocable Trust
                             U/A/D 3/26/96, Willard L. Umphrey, TTEE
                             --------------------------------------------
                             [Name of Additional Investor]


                             By:  /s/ Willard L. Umphrey
                                -----------------------------------------
                                  Name: Willard L. Umphrey
                                  Title:  Trustee

                             Address:          10 Florio Drive
                                               Concord, MA 01742

                             Telephone:        781-259-0249

                             Facsimile:        781-259-1166

                             Date:             Mar. 6, 2002




Number of                                        Price Per                              Aggregate
Shares                                           Share in                               Price in
to be Purchased                                  U.S. Dollars                           U.S. Dollars
-------------------                              ------------                           -------------

A number equal to                           two times 95% of the average                $ 1,750,000
aggregate price divided                     closing price of the Common Stock,
by price per share, rounded                 measured over the three trading day
to the nearest whole number                 period ending on the day before the
                                            date of the Additional Closing

ACCEPTED AND AGREED TO BY:

                             INVERNESS MEDICAL INNOVATIONS, INC.


                             By:  /s/ Ron Zwanziger
                                ---------------------------------
                                      Name:
                                      Title:

                             Date:  March 6, 2002

                                    EXHIBIT A




[INTENTIONALLY OMITTED]

                                    EXHIBIT B

The opinion of the Company's legal counsel shall address the following matters, as of the applicable closing date:

(i) The Company is validly existing as a corporation in good standing under the laws of the State of Delaware; the Company has all requisite corporate power and authority to own, lease, license and operate its assets and properties and conduct its business as now being conducted and as described in the Information Documents.

(ii) The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. The Shares, when issued and sold pursuant to this Agreement, and the shares of Common Stock issuable upon conversion of the Shares, when issued in accordance with the terms and conditions of the Company's Certificate of Incorporation, will be duly and validly issued, fully paid and nonassessable and, to such counsel's knowledge, none of them will have been issued in violation of any preemptive or other similar right.

(iii) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares, and the issuance of the shares of Common Stock issuable upon conversion of the Shares, by the Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(iv) Based upon the representations, warranties and covenants of the Investors set forth in Section 5, the offer and sale of the Shares is exempt from registration under the Securities Act.

(v) This Agreement and the transactions contemplated hereby do not conflict with, constitute a default under or result in any violation of the Company's Certificate of Incorporation or By-laws, or applicable laws, statutes, rules, regulations and orders or decisions of judicial and administrative bodies by which the Company is bound.

                                   APPENDIX I

                       INVERNESS MEDICAL INNOVATIONS, INC.
                         STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 3 of the Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

      -----------------------------------

2. The relationship between the Investor purchasing the Shares and the Registered Holder listed in response to item 1 above:

      -----------------------------------

3. The mailing address of the Registered Holder listed in response to item 1 above:

      -----------------------------------

      -----------------------------------

      -----------------------------------

4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

      -----------------------------------





                                       2